SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report - September 21, 1999










                         ACME ELECTRIC CORPORATION
          (Exact name of registrant as specified in its charter)




NEW YORK                      1-8277               16-0324980
State or other          (Commission File No.)     (I.R.S. Employer
jurisdiction of                                   Identification No.)
incorporation)



400 Quaker Road, East Aurora, New York              14052
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (716) 655-3800

ITEM 5.  OTHER EVENTS


     Acme Electric Corporation concluded the application to and inclusion in the NASDAQ National Market, effective September 20, 1999. Upon effectiveness of the Registration Statement, trading will commence. See the attached news release dated September 21, 1999.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ACME ELECTRIC CORPORATION



/S/
Robert J. McKenna
Chairman and Chief Executive Officer

Date:  September 21, 1999